Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure

13.	Income Taxes

The components of our income tax provision in 2011, 2010 and 2009 were as follows:

(Millions)	2011	2010	2009
Current taxes:
Federal	$935.8	$555.9	$657.4
State	101.0	22.8	61.2
Total current taxes	1,036.8	578.7	718.6
Deferred taxes (benefits):
Federal	50.0	288.3	(81.1)
State	5.3	10.4	(12.8)
Total deferred income taxes	55.3	298.7	(93.9)
Total income taxes	$1,092.1	$877.4	$624.7

Income taxes were different from the amount computed by applying the statutory federal income tax rate to income before income taxes as follows:

(Millions)	2011	2010	2009
Income before income taxes	$3,077.8	$2,644.2	$1,901.2
Tax rate	35%	35%	35%
Application of the tax rate	1,077.2	925.5	665.4
Tax effect of:
Valuation allowance	—	(36.6)	(19.4)
Other, net	14.9	(11.5)	(21.3)
Income taxes	$1,092.1	$877.4	$624.7

The significant components of our net deferred tax assets at December 31, 2011 and 2010 were as follows:

(Millions)	2011	2010
Deferred tax assets:
Reserve for anticipated future losses on discontinued products	$160.6	$201.0
Employee and postretirement benefits	550.4	488.8
Investments, net	102.4	133.8
Deferred policy acquisition costs	40.6	41.9
Insurance reserves	139.8	107.2
Net operating losses	46.8	33.2
Severance and facilities	48.5	19.3
Other	83.1	71.0
Gross deferred tax assets	1,172.2	1,096.2
Less: Valuation allowance	35.7	33.0
Deferred tax assets, net of valuation allowance	1,136.5	1,063.2
Deferred tax liabilities:
Unrealized gains on investment securities	333.3	227.7
Goodwill and other acquired intangible assets	396.1	267.0
Cumulative depreciation and amortization	228.7	211.6
Total gross deferred tax liabilities	958.1	706.3
Net deferred tax assets (1)	$178.4	$356.9

(1)
Includes $387.2 million and $327.0 million classified as current assets at December 31, 2011 and 2010, respectively. Includes $208.8 million classified as long-term liabilities and $29.9 million classified as long-term assets at December 31, 2011 and 2010, respectively.

Valuation allowances are provided when we estimate that it is more likely than not that deferred tax assets will not be realized. A valuation allowance has been established on certain federal and state net operating losses and acquired credits. We base our estimates of the future realization of deferred tax assets on historic and anticipated taxable income. However, the amount of the deferred tax assets considered realizable could be adjusted in the future if we revise our estimates of anticipated taxable income.

We participate in the Compliance Assurance Process (the “CAP”) with the IRS. Under the CAP, the IRS undertakes audit procedures during the tax year and as the return is prepared for filing. The IRS has concluded its CAP audit of our 2010 tax return as well as all the prior years. We expect the IRS will conclude its CAP audit of our 2011 tax return in 2012.

We are also subject to audits by state taxing authorities for tax years from 2000 through 2010. Our 2011 income tax provision reflects a non-recurring provision related to a legacy state tax matter. We believe we carry appropriate reserves for any exposure to state tax issues.

At December 31, 2011 and 2010, we did not have material uncertain tax positions reflected in our consolidated balance sheets.

We paid net income taxes of $899 million, $674 million and $634 million in 2011, 2010 and 2009, respectively.